UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2006

The Wilber Corporation
(Exact name of registrant as specified in its charter)

New York	001-31896	15-6018501
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

245 Main Street, Oneonta, New York 13820
(Address of principal executive offices)

Registrant’s telephone number, including area code: (607) 432-1700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 29, 2006 at the Annual Shareholders’ Meeting of The Wilber Corporation (“Company”), parent company of Wilber National Bank, shareholders elected Thomas J. Davis to assume Director Richard E. Keene’s seat on the board. Mr. Keene retired on April 28, 2006 pursuant to the Company’s mandatory retirement age.

A press release dated May 2, 2006 announcing the retirement of Director Keene and the results of the shareholders’ meeting is filed as Exhibit 99.1 to this report.

Item 9.01       Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit

No.	Description

99.1	Press release, dated May 2, 2006, announcing the retirement of Director Keene and the results of the shareholders’ meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILBER CORPORATION
(Registrant)

/s/ Joseph E. Sutaris
Joseph E. Sutaris
Treasurer & Chief Financial Officer

Date: May 2, 2006

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release, dated May 2, 2006.

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